Fees Summary	Nov. 24, 2025 USD ($)
Fees Summary [Line Items]
Total Offering	$ 18,503,000.00
Previously Paid Amount	0.00
Total Fee Amount	2,555.26
Total Offset Amount	0.00
Net Fee	$ 2,555.26
Final Prospectus	false